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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 27, 1999 included or incorporated by reference in Illinois Tool Works Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.




/s/ Arthur Andersen LLP


ARTHUR ANDERSEN LLP
Chicago, Illinois
October 8, 1999